SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the  Registrant                      [X]
Filed by a Party other than the Registrant    [_]
Check the appropriate box:

[X]  Preliminary Proxy Statement                 [_]   Confidential, for Use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         The European Warrant Fund, Inc.

               (Name of Registrant/s as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[_]    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3) Filing Party:

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(4) Date Filed:

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 2003

                                  -------------

To the Stockholders of
THE EUROPEAN WARRANT FUND, INC.

         Notice is hereby given that the Annual Meeting of stockholders of The European Warrant Fund, Inc. (the "Fund"), a Maryland corporation, will be held at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, New York 10017, at 8:00 a.m. Eastern time, on June 25, 2003, for the following purposes:

      1. To elect two Directors of the Fund.

      2. To revise the fundamental investment policy regarding concentration.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Fund has fixed the close of business on May 1, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                   By Order of the Board of Directors,

                                   Craig M. Giunta
                                   SECRETARY

May 21, 2003

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

             REGISTRATION                                VALID SIGNATURE
             ------------                                ---------------

CORPORATE ACCOUNTS
(1) ABC Corp. ...................................   ABC Corp.
(2) ABC Corp. ...................................   John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer .....................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............   John Doe, Trustee

TRUST ACCOUNTS
(1) ABC Trust ...................................   Jane B. Doe, Trustee
(2) Jane B. Doe Trustee u/t/d 12/28/78 ..........   Jane B. Doe,


CUSTODIAN OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith,
    Jr. UGMA ....................................   John B. Smith
(2) John B. Smith ...............................   John B. Smith, Jr., Executor

                         THE EUROPEAN WARRANT FUND, INC.
                               330 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 25, 2003

                                 ---------------

                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The European Warrant Fund, Inc. ("Fund") for use at its Annual Meeting of stockholders to be held on June 25, 2003 at 8:00 a.m. Eastern time, at the offices of the Fund, 330 Madison Avenue, Floor 12A, New York, NY 10017, and at any adjournments thereof (collectively, the "Annual Meeting"). A Notice of Annual Meeting of stockholders and proxy card accompany this Proxy Statement. The approximate date on which this Proxy Statement is being mailed to stockholders is May 21, 2003.

    At the Annual Meeting, stockholders will be asked to consider and vote upon the following:

    1. Election of two Directors of the Fund;

    2. Revision of the fundamental investment policy of the Fund regarding concentration; and

    3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Proxy solicitations will be made, beginning on or about May 21, 2003, primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interviews conducted by officers and employees of the Fund; Julius Baer Securities Inc., the investment adviser of the Fund ("Julius Baer Securities" or the "Adviser"); and Investors Bank & Trust Company, the custodian, administrator and transfer agent of the Fund ("Investors Bank"). Julius Baer Securities is located at 330 Madison Avenue, New York, NY 10017 and Investors Bank is located at 200 Clarendon Street, Boston, MA 02116. In addition, the Fund has engaged D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005, (800) 829-6554, to solicit proxies on behalf of the Fund's Board of Directors for a fee not to exceed $3,500 plus out-of-pocket expenses. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund.

    The Fund's Annual Report to stockholders for the fiscal year ended March 31, 2003, which contains audited financial statements, may be obtained without charge by calling [1-800-387-6977] or mailing a request to: The European Warrant Fund, Inc., c/o Investors Bank & Trust Company, P.O. Box 9130, MFD-23, Boston, MA 02117-9130.

    Any Stockholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person, or by letter to the Secretary of the Fund.

    In the event that a quorum is not present at the Annual Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting.

    The Fund has one class of common  stock,  which has a par value of $.001 per
Share. On May 1, 2003, the record date, there were [       ] shares outstanding.
Each Share outstanding on the record date is entitled to one vote on all matters submitted to stockholders at the Annual Meeting, with pro rata voting rights for any fractional shares. The Fund does not know of any person who beneficially owned more than 5% of the Fund's outstanding shares as of the record date.

    The tellers appointed for the Annual Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of directors (Proposal 1) neither withholding authority to vote nor abstentions or broker non-votes have any effect on the outcome of the voting on the matter. With respect to the revision of the investment policy regarding concentration (Proposal 2) votes to abstain and broker non-votes will have the same effect as votes cast against Proposal 2.

                           PROPOSAL 1: ELECTION OF DIRECTORS

    Stockholders are being asked to elect two (2) of the six (6) directors of the Fund. The Board of Directors is divided into three classes, designated as Class I, Class II and Class III. Each year the term of office of one class expires. At the Annual Meeting, the election of Bernard Spilko and Harvey Kaplan as Class III directors is proposed. Each director is to hold office for a period of three years, and until his successor is elected and qualified. Messrs. Spilko and Kaplan currently serve as Directors of the Fund and have consented to continue to serve as Directors of the Fund if elected at the Annual Meeting. If either nominee should be unable to serve, an event not now anticipated, the persons named in the proxy have discretionary authority to vote in favor of a substitute nominee or nominees as may be proposed by the Board of Directors.

    Each director serves for three years. Any director may resign and any director may be removed at any annual or special meeting of stockholders called for that purpose by a vote of at least 75% of the votes entitled to be cast on the matter. In case a vacancy shall exist for any reason, the remaining directors may fill such vacancy by appointing another director. If, at any time, less than a majority of the directors holding office have been elected by the stockholders, the directors then in office will call a stockholders meeting for the purpose of electing directors to fill any existing vacancies in the Board of Directors. Under the Fund's retirement policy, directors must retire upon reaching age 75.

    Set forth below is certain information regarding each nominee for election to the Fund's Board of Directors.

NAME, AGE AND           POSITION(S)   LENGTH OF     PRINCIPAL OCCUPATIONS(S) DURING    NUMBER OF          OTHER
ADDRESS                 HELD WITH     TIME          PAST 5 YEARS                       PORTFOLIOS IN      DIRECTORSHIPS
                        FUND          SERVED                                           FUND COMPLEX(1)    HELD BY
                                                                                       OVERSEEN BY        NOMINEE FOR
                                                                                       NOMINEE FOR        DIRECTOR
                                                                                       DIRECTOR
Harvey B. Kaplan        Director,     Since 1990    o  Controller (Chief                   4              Julius Baer
(65)                    Class III                      Financial Officer), Easter                         Investment
80 Voice Road                                          Unlimited, Inc. (toy company)                      Funds
Carle Place,
New York 11514

Bernard Spilko(1)       Chairman of   Since 1993    o  General Manager and                 4              Julius Baer
(62)                    Board of                       Senior Vice President of Bank                      Investment
Bank Julius Baer &      Directors &                    Julius Baer & Co., Ltd., New                       Funds, Julius
Co., Ltd.               Director,                      York Branch, 1998 to present                       Baer Securities
330 Madison Avenue      Class III                   o  Managing Director of                               Inc., Julius
New York, NY 10017                                     Julius Baer Securities Inc.,                       Baer Investment
                                                       1983 to present                                    Management, Inc.

    -------------------------
    (1) Mr. Spilko is considered to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Securities, Inc., the Fund's investment adviser, and with Bank Julius Baer & Co., Ltd., an affiliate of the Adviser.

    The following directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

    INDEPENDENT DIRECTORS (those directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"))

-----------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS     POSITION    LENGTH OF        PRINCIPAL OCCUPATION(S)          NUMBER OF           OTHER
                         HELD WITH      TIME           DURING PAST FIVE YEARS         PORTFOLIOS IN     DIRECTORSHIPS
                          THE FUND     SERVED                                        FUND COMPLEX(1)         HELD
                                                                                      OVERSEEN BY
                                                                                        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Robert S. Matthews,     Director,     Since 2002    o  Partner, Matthews & Co.             4             Julius Baer
(59)                    Class II                       (certified public                                 Investment
331 Madison Avenue                                     accountants)                                      Funds
New York, New York
10017
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Gibbons,      Director,     Since 1993    o  President, Cornerstone              1             None
(55)                    Class II(2)                    Associates Management
18 Links Ct.                                           (Consulting Firm)
Sparta, NJ 07871
-----------------------------------------------------------------------------------------------------------------------
Antoine Bernheim,       Director,     Since 1990    o  President, Dome Capital             1             None
(49) 405 Park Ave.,     Class I                        Management Inc. (investment
Ste. 500, New York,                                    firm); Chairman, Dome
NY 10022                                               Securities Corp.
-----------------------------------------------------------------------------------------------------------------------

    INTERESTED DIRECTORS (those directors who are "interested persons" of the Fund as defined in the 1940 Act)

-----------------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS     POSITION    LENGTH OF        PRINCIPAL OCCUPATION(S)          NUMBER OF           OTHER
                         HELD WITH      TIME           DURING PAST FIVE YEARS         PORTFOLIOS IN     DIRECTORSHIPS
                          THE FUND     SERVED                                        FUND COMPLEX(1)         HELD
                                                                                      OVERSEEN BY
                                                                                        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Martin Vogel(3)(40)     Director,     Since 1997    o  Head of Management                  4             Julius Baer
Julius Baer             Class I                        and Asset Pooling,                                Investment
Investment Funds                                       Julius Baer Holdings                              Funds
Services                                               Ltd. (2001 to present)
Freighutstrasse 12
Zurich, Switzerland
-----------------------------------------------------------------------------------------------------------------------

    ---------------------------
    (1) The Fund complex includes the Fund and the three portfolios of the Julius Baer Investment Funds, the investment adviser of which is an affiliate of the Adviser.

    (2) Mr. Gibbons served as a Class III director from 1993 to 2001 and as a Class II director since 2001.

    (3) Mr. Vogel is considered to be "interested," as defined in the 1940 Act, because of his position with Julius Baer Holdings, Ltd., an affiliate of the Adviser.

    The officers of the Fund are listed below except for the Chairman of the Board, Mr. Spilko, for whom information is provided in the table above. The term of office for each officer is one year.

--------------------------------------------------------------------------------------------------------------------------

    NAME, AGE AND ADDRESS        POSITION(S) HELD WITH    LENGTH OF TIME                PRINCIPAL OCCUPATION(S)
                                         FUND                 SERVED                     DURING PAST FIVE YEARS

--------------------------------------------------------------------------------------------------------------------------
Michael K. Quain (45)           President and Chief      Since 1997             o  First Vice President of Julius
330 Madison Avenue              Executive Officer                                  Baer Investment Management, Inc.
New York, NY 10017                                                                 (since August 2002)
                                                                                o  Vice President of Julius Baer
                                                                                   Securities Inc.
                                                                                o  First Vice President, Bank Julius
                                                                                   Baer & Co., Ltd. New York Branch
                                                                                   (1998 - 2002)
                                                                                o  President and Chief Executive
                                                                                   Officer of Julius Baer Investment
                                                                                   Funds (1998 - present)

--------------------------------------------------------------------------------------------------------------------------
Hector Santiago (34)            Vice President           Since 1998             o  First Vice President of Bank
330 Madison Avenue                                                                 Julius Baer & Co., Ltd., New York
New York, NY 10017                                                                 Branch (2001- present)
                                                                                o  Vice President of Bank Julius
                                                                                   Baer & Co., Ltd., New York Branch and
                                                                                   Julius Baer Securities (1998 - 2001)
                                                                                o  Vice President of Julius Baer
                                                                                   Investment Funds (1998 - present)

--------------------------------------------------------------------------------------------------------------------------
Peter Reinmuth (34)             Vice President and       Since 1999             o  Vice President of Investments,
BradschenKestrasse 40,          Investment Officer                                 Julius Baer Securities Inc.
Postfach CH-8010
Zurich, Switzerland

--------------------------------------------------------------------------------------------------------------------------
Stefan Froelich (31)            Vice President           Since 2002             o  Assistant Vice President, Julius
BradschenKestrasse 40                                                              Baer Securities Inc. (2002-present)
Postfach CH-8010                                                                o  Consultant, the Envico AG, Zurich,
Zurich, Switzerland                                                                Switzerland (1998-2002)

--------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta (31)            Secretary, Treasurer     Secretary and          o  Vice President, Julius Baer
330 Madison Avenue              and Chief Financial      Treasurer- Since          Investment Management,
New York, NY 10017              Officer                  2001                      Inc.(2002-present)
                                                         Chief Financial        o   Vice President, Bank Julius Baer
                                                         Officer- Since            & Co., Ltd. New York Branch (2001-2002)
                                                         2003                   o  Supervisor of Fund Accounting,
                                                                                   Neuberger Berman LLC. (1994-2001)
                                                                                o  Secretary, Treasurer (since 2001)
                                                                                   and Chief Financial Officer (since
                                                                                   2003) the Julius Baer Investment Funds

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise (56)        Assistant Secretary      Since 1999             o  Director and Counsel, Investors
200 Clarendon Street                                                               Bank & Trust Company  (1999 - present)
Boston, MA 02116                                                                o  Vice President, State Street Bank
                                                                                   and Trust Company (1994 - 1999)

--------------------------------------------------------------------------------------------------------------------------
James Smith (43)                Assistant Treasurer      Since 2002             o  Director, Mutual Fund Administration,
200 Clarendon Street                                                               Investors Bank & Trust Company
Boston, MA 02116                                                                   (2001- present)
                                                                                o  Executive Director, USAA Investment
                                                                                   Management Company (1999-2001)
                                                                                o  Compliance Office, BISYS Fund Services
                                                                                   (1996-1999)

--------------------------------------------------------------------------------------------------------------------------
Paul J. Jasinski (56)           Assistant Treasurer      Since 1995             o  Managing Director, Investors Bank
200 Clarendon Street                                                               & Trust Company (1990 - present)
Boston, MA 02116

--------------------------------------------------------------------------------------------------------------------------

SHARE OWNERSHIP OF THE FUND AS OF MARCH 31, 2003

         The following information regarding share ownership is based upon information provided by each director or nominee.


INTERESTED DIRECTORS
NAME OF DIRECTOR                   DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                   THE FUND                               SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                                                          DIRECTOR IN FUND FAMILY
Bernard Spilko                                 $1 - $10,000                         $1 - $10,000
Martin Vogel                                       None                                 None

INDEPENDENT DIRECTORS
NAME OF DIRECTOR OR NOMINEE        DOLLAR RANGE OF EQUITY SECURITIES IN   AGGREGATE DOLLAR RANGE OF EQUITY
                                   THE FUND                               SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                                                          DIRECTOR IN FUND FAMILY
Harvey B. Kaplan                               $1 - $10,000                           $1 - $10,000
Antoine Bernheim                                   None                                   None
Thomas J. Gibbons                                  None                                   None
Robert S. Matthews                                 None                                   None

    As of March 31, 2003, the directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares. The Board of Directors held five meetings during the fiscal year ended March 31, 2003. All of the directors except Antoine Bernheim and Martin Vogel attended at least 75% of the Board and Committee meetings of which they were members.

    The following table lists the compensation paid to each of the directors by both the Fund and the Fund Complex during the Fund's fiscal year ended March 31, 2003. For purposes of this table the term "Fund Complex" includes The European Warrant Fund, Inc. and Julius Baer Investment Funds. Messrs. Spilko and Vogel are Interested Directors and therefore did not receive compensation from either the Fund or the Fund complex. The Fund has no retirement or pension plan for its directors or officers.

                               COMPENSATION TABLE

                                  AGGREGATE              TOTAL COMPENSATION
                                COMPENSATION             FROM THE FUND AND THE
NAME                            FROM THE FUND                FUND COMPLEX
----                            -------------                ------------

Antoine Bernheim                    $6,625                      $6,625

                                   $10,625                     $10,625
Thomas J. Gibbons

                                   $10,625                     $20,625
Harvey B. Kaplan

Robert S. Matthews                  $4,500                     $14,500

Total                              $32,375                     $52,375
                                   =======                     =======


The Board of Directors has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Independent Directors of the Fund. Currently, Messrs. Bernheim, Matthews, Gibbons and Kaplan comprise the Audit Committee and the Nominating Committee.

The Nominating Committee makes nominations for Independent Directors of the Board of Directors and reviews committee assignments. The Nominating Committee also reviews compensation matters. The Nominating Committee did not have any meetings during the fiscal year ended March 31, 2003. Nominees recommended by stockholders will be considered by the Board of Directors. Recommendations should be submitted in writing to the Secretary of the Fund.

The Audit Committee, pursuant to a Second Amended and Restated Audit Committee Charter adopted by the Board of Directors (included in this Proxy Statement as an Appendix): (1) recommends to the Board of Directors auditors to be retained for the next fiscal year; meets with the Fund's independent auditors as necessary; (2) considers the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (3) reviews the fees charged by the auditors for audit and non-audit services; (4) investigates improprieties or suspected improprieties in the Fund's operations; (5) reviews the findings of SEC examinations and consult with the Adviser on appropriate responses; and, (6) reports its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee had three meetings during the fiscal year ended March 31, 2003. Each member of the Audit Committee is independent, as defined in the applicable listing standards of the New York Stock Exchange.

REQUIRED VOTE

    Election of each of the listed nominees for director of the Fund will require the affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

              PROPOSAL 2: REVISION OF FUNDAMENTAL INVESTMENT POLICY

         The 1940 Act requires investment companies like the Fund to have restrictions relating to certain investment practices that can be changed only with the approval of shareholders. An investment company may also elect to designate other investment policies as policies that may be changed only by shareholders. Both types of policies are referred to as "fundamental policies."

         The Fund proposes to revise the following fundamental investment policy as set forth below.

CURRENT: The Fund may not invest 25% or more of the total value of its assets in securities of issuers in any single industry except that, under normal market conditions, the Fund will invest not less than 25% of the total value of its assets in securities of issuers in the banking industry including bank issued warrants. This restriction does not apply to investments in U.S. Government securities.

PROPOSED:         The Fund may not invest 25% or more of the total  value of its assets in securities of issuers in any single industry. This restriction does not apply to investments in U.S. Government securities.

         For purposes of this investment policy, the issuer of a covered warrant or a long-term option, is the entity creating the warrant and, in the case of a covered warrant or a long-term option, the company the securities of which underlie the warrant.

         The 1940 Act requires investment companies to adopt a fundamental investment policy with respect to concentration limiting a fund's investment in any one industry to up to 25% of its assets. The 1940 Act permits a fund to adopt a more restrictive policy with respect to concentration, however even though the more restrictive aspect of the policy is not required by the 1940 Act, shareholder approval is required to change the restriction since it is part of a fundamental investment policy.

         The Fund's current concentration policy is more restrictive than is required by the 1940 Act because it requires the Fund to invest at least 25% of its assets in securities of issuers in the banking industry. European warrants and long term options are created by issuers that are primarily financial institutions, including banks, brokerage firms, and credit institutions. The Fund adopted this requirement regarding investment in issuers that are banks to ensure that at least 25% of the issuers of the warrants in which the Fund invests would have a high credit rating. In current practice, virtually all of the financial institutions that issue covered warrants and long-term options are financial institutions that present minimal credit risk. Therefore it is unnecessary for the Fund to continue a policy to invest at least 25% of its assets in securities of issuers in the banking industry to ensure investment in low risk issuers.

         The Board supports the proposal to revise the fundamental policy of the Fund regarding the level of the Fund's investment in securities of issuers in the banking industry because the revision would give the Fund flexibility to invest in warrants issued by institutions other than banks without incurring increased credit risks.

RECOMMENDATION AND REQUIRED VOTE

         The Board has concluded that Proposal 2 is in the best interest of shareholders. Accordingly, the Directors unanimously recommend that shareholders vote FOR the proposal. If shareholders do not approve the proposed change, the current investment policy will remain in effect. The proposal will require an affirmative vote of the lesser or (i) 67% or more of the Fund's shares present at the annual meeting if more than 50% of the outstanding shares of the Fund are present, or (ii) more than 50% of the outstanding shares of the Fund. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST Proposal 2.

                             ADDITIONAL INFORMATION

                             INDEPENDENT ACCOUNTANTS

    KPMG LLP ("KPMG") has served as the Fund's independent accountants since the Fund's inception. KPMG has extensive experience in investment company accounting and auditing and performs various audit and tax services for the Fund. Such services include an annual audit of the Fund's financial statements, review of certain filings with the Securities and Exchange Commission, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Fund's Board of Directors. The financial statements included in the most recent Annual Report to the Fund's stockholders have been examined by KPMG.

    For services rendered to the Fund or its investment adviser for the fiscal year ended March 31, 2003, KPMG will receive the following fees: $46,000.

    AUDIT FEES

    For audit services rendered to the Fund for the fiscal year ended March 31, 2003, including fees billed for professional services rendered for the audit of the Fund's annual financial statements, KPMG will receive a fee of $41,500.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The  Fund  did  not  pay  any  financial   information  systems  design  and
implementation fees to KPMG for the fiscal year ended March 31, 2003.

   ALL OTHER FEES

    For all other services rendered by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund for the fiscal year ended March 31, 2003, KPMG will receive a fee of $4,500.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has received from KPMG the written statements required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG the matter of the firm's independence. Based on such reviews and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

         The Audit Committee also has considered whether the provision of non-audit services by KPMG to the Fund, Julius Baer Securities, and all entities controlling, controlled by, or under common control with Julius Baer Securities that provide services to the Fund, is compatible with the maintenance of the independent accountants' continued independence. KPMG has represented to the Fund that KPMG and its members do not have any direct or indirect material financial interest in or connection with the Fund in any capacity other than as independent accountants. Based on these statements and discussions, the Audit Committee will recommend to the Board the selection of KPMG as independent accountants for the Fund for the fiscal year ended March 31, 2004. It is expected that the Board of Directors will unanimously approve this selection at its Board meeting on June 25, 2003. Representatives from KPMG expect to be present at the Annual Meeting.

                               THE AUDIT COMMITTEE

    The Audit  Committee is comprised of the  following  Independent  Directors:
Antoine Bernheim, Thomas J. Gibbons, Harvey B. Kaplan and Robert S. Matthews.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

    All proposals by stockholders of the Fund that are intended to be presented at the Fund's next annual meeting of stockholders to be held in 2004 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to that meeting no later than [January 12, 2004].

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's executive officers and directors, and persons who beneficially own more than ten percent of the Fund's shares, to file reports of initial ownership and changes in ownership with the SEC, the New York Stock Exchange, Inc., and the Fund. To the Fund's knowledge, based solely upon review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2003.

                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

    The directors do not intend to present any other business at the Annual Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   APPENDIX A

                  THE EUROPEAN WARRANT FUND, INC. (THE "FUND")

               SECOND AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.       PURPOSE

         The purposes of the Audit Committee are to:

                  (1) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

                  (2)  oversee  the  quality  and   objectivity  of  the  Fund's
                  financial statements and the independent audit thereof;

                  (3) ascertain the independence of the Fund's independent auditors; and

                  (4) act as a liaison between the Fund's independent auditors and the full Board of Directors (the "Board").

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

B.       COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall be composed of three or more Directors as determined by the Board, each of whom shall be an independent Director. For purposes of the Audit Committee, a Director is independent if he or she: (1) is not an "interested person" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")); (2) does not accept any consulting, advisory or other compensatory fees from the Fund (other than fees for services on the Board or committee thereof) or Fund management, or have any other relationship to the Fund that may interfere with the exercise of such person's independence from the Fund and Fund management; and (3) meets any independence requirements established by the New York Stock Exchange.

         To the extent required by the rules of the New York Stock Exchange, each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee).

         At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

         To the extent required by law, the Audit Committee shall determine whether at least one member of the Audit Committee is a "financial expert" as defined by the rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). No member determined to be a financial expert shall have any greater role or duty than the other members of the Audit Committee.

C.       DUTIES AND RESPONSIBILITIES

         The Audit Committee shall have the following specific duties and responsibilities:

            (1) to be directly responsible for the selection, retention, compensation and termination of the Fund's independent auditing firm based on an evaluation of that firm's independence and the nature and performance of audit services and other services(2);

            (2) to consider the qualifications and independence of the Fund's independent accountants, the Committee shall review appropriate information including, with out limitation, public records regarding the Fund's independent accountants on file with the Public Company Accounting Board(3);

            (3) to require that the independent auditors for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent auditors and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of such auditors and, if deemed appropriate by the Audit Committee, to recommend that the Board take appropriate action in response to the report of such independent auditors to satisfy itself of the independence of such auditors;

            (4) to meet with the Fund's independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss those matters required by Statement of Accounting Standard Nos. 61 and 90 relating to the Fund's financial statements, including, without limitation, any adjustment to such financial statements recommended by the independent auditors, or any other results of such audit(s);
                 (iii) to consider the auditor's comments with respect to the Fund's

----------------------
(2) The selection of the Fund's independent auditors must be approved by a vote of a majority of the Fund's directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(3) The Fund's independent auditing firm must be registered with the Public Company Accounting Oversight Board in accordance with Section 102 of the Sarbanes-Oxley Act.

                 financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review with the Fund's independent auditors and make any recommendations to management it believes necessary or appropriate with respect to the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

            (5) to receive and review reports by the Fund's independent auditors regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and Fund management, such as any management letter or schedule of unadjusted differences;

            (6) to pre-approve all audit services to be provided to the Fund by the Fund's independent auditors;

            (7) to pre-approve all permitted non-audit services(4), including tax services, to be provided to the Fund by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee;

            (8) to receive and review specific representations from the Fund's independent auditors with respect to the independence of such auditors, audit partner rotation, and conflicts of interest described in Section 10A(1) of the Securities Exchange Act of 1934 (the "1934 Act"), and to consider whether the provisions of any non-audit services by the independent auditors is compatible with maintaining the independence of those auditors;

            (9) to review and discuss the Fund's audited financial statements with Fund management;

-----------------------
(4) The Sarbanes-Oxley Act prohibits the Fund's independent auditors from providing certain enumerated non-audit services to the Fund. These services include: bookkeeping; financial information systems design and implementation; appraisal or valuation services, fairness opinions and contribution in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal and expert services unrelated to the audit; and any other service the Board determines is prohibited. The Sarbanes-Oxley Act includes a de minimus exception for non-audit services.

            (10) to  receive  and  review  reports  from  the  Fund's  principal executive officer and principal financial officer, or persons performing similar functions, regarding (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

            (11) to  review  legal and  regulatory  matters  presented  by legal counsel and the Fund's independent auditors that may have a material impact on the Fund's financial statements;

            (12) to review with the  independent  auditors,  Fund management and the investment adviser any "illegal act," as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Audit Committee, or other significant issues that could have a material effect on the Fund's financial statements;

            (13) with the advice of legal counsel and the independent  auditors, as appropriate, to promptly develop a recommendation to Fund management and the investment adviser designed to remedy any "illegal acts" or other significant matters brought to the attention of the Audit Committee; and

            (14) to perform such other  functions  consistent with this Charter, the Fund's Articles of Incorporation, By-laws, and applicable law, as the Audit Committee or the Board deems necessary and appropriate.

D.       MEETINGS

         The Audit Committee shall meet at least twice a year and is empowered to hold special meetings as circumstances require. The Chairman will establish an agenda for each meeting. The Chairman may invite Fund officers and other interested parties to participate in meetings. The Audit Committee, in its discretion, may meet in executive session outside the presence of Fund officers and other parties.

         A majority of the Audit Committee's members will constitute a quorum.

         The Audit Committee will keep minutes of its meetings, which will be available to the Board for its review.

E.       OTHER

         The Audit Committee will review the findings of SEC and internal Fund audits, and consult with Fund management on appropriate responses.

         The Audit Committee will review any violations of the Code of Ethics for the Fund, its adviser and any other service provider required to have its employees report their personal securities trades; and report the Audit Committee's findings to the Board with recommendations for appropriate action.

         The Audit Committee will report its activities to the full Board on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate.

         The Audit Committee will review, in consultation with Fund management, any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Fund or its adviser and report its findings and recommendations to the Board.

         The Audit Committee shall have the authority to retain its own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee. The Fund shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Fund's independent auditors and any advisers employed by the Audit Committee.

The Audit Committee will review this Charter at least annually and recommend any changes to the full Board.

Adopted:    December 8, 1999

Amended and Restated:    June 27, 2001

Amended and Restated:    December 11, 2002